Exhibit 10.1

                                                                  Execution Copy

                               AMENDMENT AGREEMENT

      AMENDMENT AGREEMENT, dated June 16, 2003, by and among BRANDPARTNERS GROUP, INC., a Delaware corporation with a principal place of business at 777 Third Avenue, 30th Floor, New York, New York ("BPTR"), WILLEY BROTHERS, INC., a New Hampshire corporation with a principal place of business at Rochester, New Hampshire (the "Company"); JAMES M. WILLEY of Rye, New Hampshire, individually and THOMAS P. WILLEY of Stratham, New Hampshire, individually (collectively, the "Employees" or the "Consultants," and individually an "Employee" or a "Consultant"); James M. Willey as trustee of the JAMES M. WILLEY TRUST - 1995 and Thomas P. Willey as trustee of THE THOMAS P. WILLEY REVOCABLE TRUST OF 1998 (collectively the "Holders" and individually a "Holder"), and Nixon Peabody LLP (the "Escrow Agent").

      WHEREAS, BPTR, the Company and each of the Holders and Employees entered into an Agreement, dated May 15, 2003 (the "Original Agreement"), providing for the amendment of certain terms and conditions of the Employment Agreements, SPA, Term Notes, 24-Month Notes and Earn Out (as each of such terms is defined in the Original Agreement) under certain conditions;

      WHEREAS, in connection with the Original Agreement, BPTR, the Company, each of the Holders and Employees and the Escrow Agent have entered into an Escrow Agreement, dated as of May 15, 2003 (the "Original Escrow Agreement"), pursuant to which the Escrow Agent agreed to serve as escrow agent and hold the Escrowed Property (as such term is defined in the Original Escrow Agreement) in accordance with the terms and conditions set forth therein; and

      WHEREAS, BPTR, the Company and each of the Holders and Employees now wish to extend the effectiveness of the Original Agreement and to amend certain terms contained therein and in the Original Escrow Agreement.

      NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. Definition of Terms. Terms not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement.

      2. Extension of Effectiveness. The Original Agreement is hereby amended to extend the latter date by which the Note Payments must be made in order to trigger the Effectiveness from September 1, 2003 until October 1, 2003 (the "First Extension"). Accordingly, the date "September 1, 2003" as it appears in Sections 1.1, 10.5 and 10.8 of the Original Agreement and Section 3 of the Original Escrow Agreement shall be deleted and the date "October 1, 2003" inserted in place thereof. In addition, the date

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"September 3, 2003" as set forth in the last sentence of Section 1.1 of the
Original Agreement shall be deleted and the phrase "three (3) business days following such date" inserted in place thereof.

      3. Consideration for First Extension. Contemporaneously with the execution and delivery of this Amendment Agreement, BPTR will deliver or cause to be delivered to each of the Holders a non-refundable payment in the amount of $5,000 (the "First Extension Payments"). The parties acknowledge and agree that the First Extension Payments constitute consideration for granting the First Extension as described in Section 2 above, and shall not be applied to, set off against, or in any manner result in any reduction of any payment obligations pursuant to the 24-Month Notes, the Term Notes, or the Original Agreement, including, without limitation, the Note Payments.

      4. Legal Fees. Contemporaneously with the execution and delivery of this Amendment Agreement, BPTR will deliver or cause to be delivered to McLane, Graf, Raulerson & Middleton a payment in the amount of $10,658.17, such payment representing the payment in full of the legal fees and expenses incurred by the Holders and Employees through the date hereof in connection with, relating to or arising out of the negotiation, preparation, execution and delivery and performance of the Original Agreement and the consummation of the transactions contemplated thereby, as set forth in Section 10.5 of the Original Agreement.

      5. Option for Second Extension. The parties hereby agree that BPTR shall have the right, at its option and without further action on the part of the Holders, to further extend the First Extension from October 1, 2003 until October 31, 2003 (the "Second Extension"), provided that (i) BPTR shall give the Holders, with a copy to the Escrow Agent, written notice of its intent to exercise its right to the Second Extension on or prior to September 15, 2003,
(ii) BPTR shall certify in such written notice that it has received a commitment letter which provides for payment in full of the Note Payments and (subject to satisfaction of customary closing conditions associated with the transactions contemplated thereby) does not contain any contingencies which have not, as of such date, been satisfied or waived, and (iii) BPTR shall deliver to each of the Holders contemporaneously with the delivery of such notice an additional, non-refundable payment in the amount of $5,000 (the "Second Extension Payments"). In the event that BPTR elects to activate the Second Extension as set forth above, the date "October 1, 2003" as it appears in Sections 1.1, 10.5 and 10.8 of the Original Agreement, as amended, and Section 3 of the Original Escrow Agreement, as amended, shall be deemed deleted and the date "October 31, 2003" deemed inserted in place thereof without further action. In addition, in the event that the Second Extension is activated by BPTR, the maturity date of each of the 24-Month Notes shall be extended until October 31, 2003. The parties acknowledge and agree that the Second Extension Payments constitute consideration for granting the Second Extension as described above, and shall not be applied to, set off against, or in any manner result in any reduction of any other payment obligations pursuant to the 24-Month Notes, the Term Notes, or the Original Agreement, including, without limitation, the Note Payments.

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      6. Term Sheet; No Required Consent. BPTR and the Company represent to the
Holders and Employees that (i) BPTR has received a term sheet which contemplates satisfaction of the indebtedness to Fleet Capital Corporation and for the payment in full of the Note Payments, and (ii) the execution, delivery and performance of this Amendment Agreement by BPTR and the Company, including without limitation the payment of the First Extension Payments and, if applicable, the Second Extension Payments, does not require the consent of Fleet Capital Corporation.

      7. Full Force and Effect. Except as otherwise amended hereby, the Original Agreement and the Original Escrow Agreement shall remain in full force and effect.

      8. Modification; Waiver; Severability; Counterparts; Facsimile Execution. No modification or termination of this Agreement shall be valid unless such modification or termination is in writing and signed by each of the parties hereto. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the person or party against whom charged. The invalidity or unenforceability of any particular provision of this Amendment Agreement shall not affect the other provisions of this Amendment Agreement, and this Amendment Agreement shall be construed as if the invalid or unenforceable provision was omitted. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed an original instrument and all of which together shall constitute a single document. Signatures and other longhand notations transmitted by electronic facsimile shall be deemed to be original for purposes of the construction and enforcement of this Amendment Agreement.


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

      IN WITNESS WHEREOF, the parties hereto have set their hands, duly authorized where applicable, as of the date and year first above written.

                                     THOMAS P. WILLEY

                                     /s/ Thomas P. Willey
                                     -------------------------------------------

                                     JAMES M. WILLEY

                                     /s/ James M. Willey
                                     -------------------------------------------

                                     THE THOMAS P. WILLEY REVOCABLE
                                     TRUST OF 1998

                                     By: /s/ Thomas P. Willey
                                     -------------------------------------------
                                         Thomas P. Willey, Trustee

                                     JAMES M. WILLEY TRUST - 1995

                                     By: /s/ James M. Willey
                                     -------------------------------------------
                                         James M. Willey, Trustee

                                     BRANDPARTNERS GROUP, INC.

                                     By: /s/ Edward T. Stolarski
                                     -------------------------------------------
                                     Name: Edward T. Stolarski
                                     Title: Chairman and Chief Executive Officer

                                     WILLEY BROTHERS, INC.

                                     By:  James F. Brooks
                                     -------------------------------------------
                                     Name:  James F. Brooks
                                     Title:  Chief Operating Officer


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

Accepted and Agreed as to
  Sections 2 and 5 above:

NIXON PEABODY LLP, as Escrow Agent

By: /s/ James C. Hood
    ------------------------------------
    Name: James C. Hood
    Title: Partner


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